UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-03883

DWS Communications Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

JUNE 30, 2006

Semiannual Report
to Shareholders

DWS Communications Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments on certain industrial sectors, thereby increasing its vulnerability to any single industry or regulatory development. Additionally, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please see the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C prior to its inception on October 28, 1998 are derived from the historical performance of Class A shares of the DWS Communications Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 6/30/06
DWS Communications Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	4.61%	15.97%	16.07%	-2.02%	6.71%
Class B	4.29%	15.12%	15.20%	-2.88%	5.84%
Class C	4.28%	15.10%	15.21%	-2.88%	5.85%
S&P 500 Index+	2.71%	8.63%	11.22%	2.49%	8.32%
DWS Communications Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	4.78%	16.32%	16.38%	-1.72%	1.71%
S&P 500 Index+	2.71%	8.63%	11.22%	2.49%	3.49%

Sources: Lipper Inc. and Investment Company Capital Corporation

* Total returns shown for periods less than one year are not annualized.

* Institutional Class shares commenced operations on June 4, 1998. Index returns began on May 31, 1998.

Net Asset Value Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 6/30/06	$ 20.19	$ 18.73	$ 18.75	$ 20.60
12/31/05	$ 19.30	$ 17.96	$ 17.98	$ 19.66
Class A Lipper Rankings — Telecommuncation Funds Category as of 6/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	10	of	37	27
3-Year	16	of	34	46
5-Year	19	of	32	58
10-Year	3	of	7	38

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Communications Fund — Class A [] S&P 500 Index+

Yearly periods ended June 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 6/30/06
DWS Communications Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,930	$14,740	$8,510	$18,044
	Average annual total return	9.30%	13.81%	-3.17%	6.08%
Class B	Growth of $10,000	$11,212	$15,090	$8,553	$17,646
	Average annual total return	12.12%	14.70%	-3.08%	5.84%
Class C	Growth of $10,000	$11,510	$15,294	$8,641	$17,661
	Average annual total return	15.10%	15.21%	-2.88%	5.85%
S&P 500 Index+	Growth of $10,000	$10,863	$13,757	$11,311	$22,236
	Average annual total return	8.63%	11.22%	2.49%	8.32%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $1,000,000 Investment
[] DWS Communications Fund — Institutional Class [] S&P 500 Index+

Yearly periods ended June 30
Comparative Results as of 6/30/06
DWS Communications Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,163,200	$1,576,100	$916,800	$1,147,100
	Average annual total return	16.32%	16.38%	-1.72%	1.71%
S&P 500 Index+	Growth of $1,000,000	$1,086,300	$1,375,700	$1,131,100	$1,319,800
	Average annual total return	8.63%	11.22%	2.49%	3.49%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on June 4, 1998. Index returns began on May 31, 1998.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,046.10	$ 1,042.90	$ 1,042.80	$ 1,047.80
Expenses Paid per $1,000*	$ 7.66	$ 11.35	$ 11.40	$ 6.45
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,017.31	$ 1,013.69	$ 1,013.64	$ 1,018.50
Expenses Paid per $1,000*	$ 7.55	$ 11.18	$ 11.23	$ 6.36

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Communications Fund	1.51%	2.24%	2.25%	1.27%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Bruce E. Behrens and Patrick O'Brien discuss the market environment, fund performance and their strategy in managing DWS Communications Fund during the six-month period ended June 30, 2006.

Q: How did the fund perform during the first half of the year?

A: Communications-related shares continued to gain ground in the first half of 2006, building on a stretch of strong performance that now dates back over four years. The sector outperformed the market as a whole for the semiannual period, providing a tailwind for the fund. For the six months ended June 30, 2006, Class A shares of the fund delivered a return of 4.61%.(Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Please see pages 4 through 7 for the performance of other share classes, and more complete performance information.) In comparison, the fund's benchmark — the S&P 500 index — gained 2.71%.1 The fund's Class A shares (unadjusted for sales charges) also outpaced the 4.17% average gain of the funds in its Lipper Telecommunications Funds peer group.2 As a result of its recent outperformance, the fund's longer-term results have moved back in line with the returns of its peers.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Telecommunications Funds category comprises funds that invest at least 65% of their equity securities in domestic and foreign companies engaged in the development, manufacture, or sale of telecommunications services or equipment. Category returns assume reinvestment of all distributions and, unlike fund returns, do not reflect fees and expenses. It is not possible to invest directly into a Lipper category.

Q: Which fund holdings contributed most to performance?

A: Two of the fund's largest contributors were tower companies, American Tower Corp. and Crown Castle International Corp. As discussed in past shareholder reports, we hold the business models of these companies in very high regard. As the owners of the towers on which cellular operators lease space in order to place their nodes, the tower companies are essentially owners of real estate. In this case, the real estate is both limited in supply and subject to growing demand as cellular companies expand the breadth of their services. Notably, a tower costs little to maintain once it has been built, meaning that the vast majority of subsequent profits flows directly to the bottom line. We continue to like this business, but these stocks have run up significantly in the past three-plus years and are more fully valued than they were when we first began buying shares for the fund. We therefore elected to take some profits in American Tower, which had grown to represent well in excess of 10% of the portfolio.

A strong contribution also came from two Latin American cellular operators, NII Holdings, Inc. and America Movil SA de CV. At present, there is no single company that provides full coverage across Mexico or South America, and this creates various inconveniences such as the need for businesspeople to carry multiple cell phones. These two companies are looking to change this dynamic by expanding their networks nationwide. Once this process is complete, they will be the region's dominant providers. We believe America Movil has the added attraction of an outstanding growth story that may not yet be fully recognized by the market. The company subsidizes the purchase of the cellular handset for its customers when they sign up, creating an upfront cost that is booked before the revenue begins to flow in. The result is that stronger subscriber growth has the effect of reducing profitability in the near term. We therefore see profits ramping up as the company begins to achieve the full benefits of its recent growth. On this basis, we believe the stock is valued attractively at its current level.

Also making a large contribution was PagesJaunes SA, the French yellow pages company that also has operations in Spain. This is another industry we have discussed favorably in past reports based on its high cash flow and simple business model. PagesJaunes has the additional benefit of having what we see as one of the best online yellow pages offerings in the world. Its Web site, in fact, is ranked fifth in France in terms of total visits per month. The stock has gained considerably from our initial purchase.

Q: What holdings detracted from performance?

A: R.H. Donnelly Corp., also a yellow pages company, was a detractor from performance due to persistent investor fears that the internet will encroach on telephone books as the primary means of advertising for local businesses. We believe this concern is vastly overdone, as there is no actual evidence that this is the case. Lawyers, doctors and taxi companies are three of the top business categories that advertise in the yellow pages, and these are not the types of businesses to employ sophisticated paid search advertising on Google or other search engines. Although this issue has caused R.H. Donnelly Corp.'s stock to fall somewhat, we continue to hold the stock in the portfolio because we believe the company has strong fundamentals.

ADTRAN, Inc., a telecom equipment company, has been in a decline all year. The downturn began with lower-than-expected revenues in the fourth quarter of 2005, and has continued through the second quarter of 2006. Still, we believe the company's fundamentals are intact, and we like its business model and management team. Believing the stock to be undervalued, we may look for an opportunity to add to the fund's position.

Vivo Participaceos SA, a Brazilian wireless company, also sold off sharply. Given that the economics of its business have changed for the worse, we elected to eliminate the stock from the portfolio. While we are disappointed with the result of our investment in Vivo, we feel that this was an isolated case, and we are encouraged by the fact that the fund's other investments in Latin American telecoms have, as a group, paid off rather well.

Q: What are some other notable elements of the fund's positioning?

A: We are maintaining the fund's long-standing underweight in domestic fixed-line telecom companies.3 While there can be periodic trading opportunities in these stocks following bouts of excessive weakness, we will only purchase shares of a company if it satisfies our criteria for long-term investment. Given the continued deterioration of the fixed-line companies' long-term prospects, we believe our shareholders are better served by our decision to avoid this sector and seek more attractive investment opportunities elsewhere.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

The fund's holdings in the media sector continued to move gradually lower, but this did not have a significant impact on performance since media makes up only 7% of the fund. Many stocks in this group are now at levels we have not seen for 10 to 12 years. Radio stocks, in particular, have underperformed due to new media's increasing market share in the battle for advertising dollars. With valuations so low, we are confident in the long-term outlook for our holdings in the media sector. Top holdings in this area include Cox Radio, Inc., Comcast Corp. and Gray Television, Inc.

The fund maintains a position in select stocks outside of the communications sector. Given our focus on absolute value, we will hold positions in noncommunications shares only if we believe the values there are more attractive. All four of the fund's positions outside of telecom have produced positive returns since the time of our initial purchase. We continue to use these holdings as a source of funds to finance new purchases and fund redemptions.

In terms of buys and sells, notable purchases included Cbeyond Communications, Inc., SBA Communications Corp. and Tim Participaceos SA. There was no general theme underlying these purchases; each represents a specific investment idea. Our purchase of Cbeyond was based on the company's ability to profitably sell sophisticated services to small businesses that are being ignored by the large telecoms. SBA is another wireless tower company whose growth rate somewhat exceeds that of the industry. Tim Participaceos, Telecom Italia's Brazilian operation, is, in our view, well positioned to become a major presence in what is currently a fractured market, much like NII Holdings and America Movil are striving to achieve in Mexico.

Beyond our aforementioned sale of Vivo and reduction of American Tower, notable transactions on the sell side include our elimination of Alltel, which we received in exchange for shares of Western Wireless after Alltel took over the company; Cincinnati Bell, which reached our price target; and our reduction of Telefonos de Mexico SA de CV, the profits of which we are using as a source of funds for other ideas.

Q: What is your outlook as we move through the second half of the year?

A: Communications-related shares have performed well in recent years, and many stocks in the sector are now more fully valued. In an environment of increasing uncertainty in the broader market, it is reasonable to expect that the sector's performance will moderate in the months ahead. Having said that, we believe the communications sector continues to represent a good growth story with solid upside potential. At a time of both risks and opportunities, we believe our research-driven approach and emphasis on value will hold the fund in good stead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Wireless Services	43%	41%
Specialty Services	26%	23%
Financials	11%	11%
Media	7%	9%
Software & Applications	5%	2%
Communications Equipment	3%	4%
International Network Operations	3%	8%
National Carriers	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2006 (65.1% of Net Assets)
1. American Tower Corp. Operator and developer of wireless communications and broadcast towers	11.0%
2. R.H. Donnelley Corp. Marketer of yellow pages	10.6%
3. NII Holdings, Inc. Provides mobile communications for business customers in Latin America	7.0%
4. America Movil SA de CV Provider of wireless communications services	6.9%
5. PagesJaunes SA Publishes printed and electronic versions of directories in France	6.5%
6. Sprint Nextel Corp. Provider of telecommunication services	5.1%
7. Crown Castle International Corp. Engineers, deploys, owns and operates shared wireless infrastructure	5.0%
8. Yell Group PLC Publisher of telephone directories	4.6%
9. Freddie Mac Facilitator of mortgages and issuer of mortgage-backed securities	4.3%
10. Cbeyond Communications, Inc. Offers telecommunications services to small businesses	4.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 98.6%
Communications Equipment 3.2%
ADTRAN, Inc.	460,000	10,317,800
Financials 10.6%
Capital One Financial Corp.	100,000	8,545,000
First Marblehead Corp.	50,000	2,847,000
Freddie Mac	241,000	13,739,410
Leucadia National Corp. (a)	309,300	9,028,467
		34,159,877
International Network Operations 2.6%
Chunghwa Telecom Co., Ltd. (ADR) (a)	85,800	1,584,726
Telefonos de Mexico SA de CV "L" (ADR)	325,800	6,786,414
Vodafone Group PLC (ADR)	620	13,206
		8,384,346
Media 6.8%
Comcast Corp. "A"*	126,035	4,126,386
Cox Radio, Inc. "A"* (a)	350,000	5,047,000
Discovery Holding Co. "A"* (a)	63,895	934,784
Gray Television, Inc.	703,700	4,074,423
Jupiter Telecommunications Co., Ltd.*	250	173,453
Liberty Global, Inc. "A"*	34,949	751,404
Liberty Global, Inc. "C"*	35,444	729,083
Liberty Media Holding Corp. — Capital "A"*	31,947	2,676,200
Liberty Media Holding Corp. — Interactive "A"*	159,739	2,757,095
Triple Crown Media, Inc.* (a)	70,370	610,108
		21,879,936
National Carriers 2.5%
Embarq Corp.*	201,193	8,246,901
Software & Applications 4.7%
IHS, Inc. "A"*	174,000	5,155,620
Liquidity Services, Inc.*	481,000	7,489,170
NeuStar, Inc. "A"*	75,000	2,531,250
		15,176,040
Specialty Services 25.8%
Cbeyond Communications, Inc.* (a)	600,000	13,086,000
PagesJaunes SA	665,000	20,881,458
R.H. Donnelley Corp.* (a)	631,012	34,118,819
Yell Group PLC	1,586,000	15,001,442
		83,087,719
Wireless Services 42.4%
America Movil SA de CV "L" (ADR)	669,000	22,250,940
American Tower Corp. "A"*	1,144,500	35,616,840
Crown Castle International Corp.*	468,300	16,175,082
EMS Technologies, Inc.*	123,000	2,210,310
NII Holdings, Inc.*	400,000	22,552,000
Nokia Oyj (ADR)	5,000	101,300
SBA Communications Corp. "A"*	398,145	10,407,511
Sprint Nextel Corp.	823,876	16,469,281
Tim Participacoes SA (ADR) (Preferred) (a)	398,100	10,967,654
		136,750,918
Total Common Stocks (Cost $218,355,622)		318,003,537

Securities Lending Collateral 10.1%
Daily Assets Fund Institutional, 5.1% (b) (c) (Cost $32,460,092)	32,460,092	32,460,092

Cash Equivalents 1.1%
Cash Management QP Trust, 5.07% (d) (Cost $3,566,559)	3,566,559	3,566,559
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $254,382,273)+	109.8	354,030,188
Other Assets and Liabilities, Net	(9.8)	(31,574,594)
Net Assets	100.0	322,455,594

* Non-income producing security.

+ The cost for federal income tax purposes was $254,382,273. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $99,647,915. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $113,053,717 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,405,802.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $31,413,636 which is 9.7% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $218,355,622) — including $31,413,636 of securities loaned	$ 318,003,537
Investment in Daily Assets Fund Institutional (cost $32,460,092)*	32,460,092
Investment in Cash Management QP Trust (cost $3,566,559)	3,566,559
Total investments in securities, at value (cost $254,382,273)	354,030,188
Cash	7,226
Foreign currency, at value (cost $728,257)	738,034
Receivable for investments sold	1,182,213
Dividends receivable	450
Interest receivable	13,837
Receivable for Fund shares sold	80,820
Foreign taxes recoverable	6,178
Other assets	64,089
Total assets	356,123,035
Liabilities
Payable for Fund shares redeemed	409,391
Payable upon return of securities loaned	32,460,092
Accrued investment advisory fee	236,301
Other accrued expenses and payables	561,657
Total liabilities	33,667,441
Net assets, at value	$ 322,455,594
Net Assets
Net assets consist of: Accumulated net investment loss	(1,293,343)
Net unrealized appreciation (depreciation) on: Investments	99,647,915
Foreign currency related transactions	9,777
Accumulated net realized gain (loss)	(486,578,960)
Paid-in capital	710,670,205
Net assets, at value	$ 322,455,594

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($291,090,243 ÷ 14,414,155 shares of capital stock outstanding, $.001 par value, 75,000,000 shares authorized)	$ 20.19
Maximum offering price per share (100 ÷ 94.25 of $20.19)	$ 21.42

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($14,829,920 ÷ 791,831 shares of capital stock outstanding, $.001 par value, 30,000,000 shares authorized)

$ 18.73

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,502,270 ÷ 666,832 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 18.75
Institutional Class Net Asset Value, offering and redemption price(a) per share ($4,033,161 ÷ 195,832 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 20.60

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $158,889)	$ 1,570,875
Interest — Cash Management QP Trust	167,543
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	14,066
Total Income	1,752,484
Expenses: Investment advisory fee	1,537,127
Services to shareholders	321,019
Custodian and accounting fees	58,609
Distribution and shareholder servicing fees	544,708
Administrator service fee	255,669
Auditing	27,945
Legal	20,104
Directors' fees and expenses	7,692
Reports to shareholders	236,351
Registration fees	10,787
Other	13,121
Total expenses before expense reductions	3,033,132
Expense reductions	(261,317)
Total expenses after expense reductions	2,771,815
Net investment income (loss)	(1,019,331)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	25,799,155
Foreign currency related transactions	(1,744)
25,797,411
Net unrealized appreciation (depreciation) during the period on: Investments	(9,189,705)
Foreign currency related transactions	9,777
(9,179,928)
Net gain (loss) on investment transactions	16,617,483
Net increase (decrease) in net assets resulting from operations	$ 15,598,152

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ (1,019,331)	$ (1,044,273)
Net realized gain (loss) on investment transactions	25,797,411	17,808,275
Net unrealized appreciation (depreciation) on investment transactions during the period	(9,179,928)	28,858,348
Net increase (decrease) in net assets resulting from operations	15,598,152	45,622,350
Fund share transactions: Proceeds from shares sold	28,496,450	43,027,448
Cost of shares redeemed	(58,988,414)	(117,850,064)
Redemption fees	5,169	5,625
Net increase (decrease) in net assets from Fund share transactions	(30,486,795)	(74,816,991)
Increase (decrease) in net assets	(14,888,643)	(29,194,641)
Net assets at beginning of period	337,344,237	366,538,878
Net assets at end of period (including accumulated net investment loss of $1,293,343 and $274,012, respectively)	$ 322,455,594	$ 337,344,237

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 19.30	$ 16.79	$ 13.85	$ 11.27	$ 18.57	$ 26.37
Income (loss) from investment operations: Net investment income (loss)	(.06)[b]	(.03)[b]	(.08)[b]	.01[b]	(.03)[b]	(.05)
Net realized and unrealized gain (loss) on investment transactions	.95	2.54	3.02	2.57	(7.27)	(7.75)
Total from investment operations	.89	2.51	2.94	2.58	(7.30)	(7.80)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 20.19	$ 19.30	$ 16.79	$ 13.85	$ 11.27	$ 18.57
Total Return (%)[c,d]	4.61**	14.95	21.23	22.89	(39.31)	(29.54)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	291	295	284	286	302	728
Ratio of expenses before expense reductions (%)	1.66*	1.58	1.69	1.49	1.77	1.39[e]
Ratio of expenses after expense reductions (%)	1.51*	1.43	1.54	1.34	1.62	1.24[e]
Ratio of net investment income (loss) (%)	(.48)*	(.18)	(.55)	.13	(.20)	(.22)
Portfolio turnover rate (%)	40*	21	34	62	43	14[f]

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class A shares at the Fund level for the period ended December 31, 2001 were ..99% after waivers and 1.09% before waivers.

[f] Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 17.96	$ 15.75	$ 13.09	$ 10.80	$ 17.94	$ 25.66
Income (loss) from investment operations: Net investment income (loss)	(.11)[b]	(.13)[b]	(.17)[b]	(.07)[b]	(.11)[b]	(.24)
Net realized and unrealized gain (loss) on investment transactions	.88	2.34	2.83	2.36	(7.03)	(7.48)
Total from investment operations	.77	2.21	2.66	2.29	(7.14)	(7.72)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 18.73	$ 17.96	$ 15.75	$ 13.09	$ 10.80	$ 17.94
Total Return (%)[c,d]	4.29**	14.03	20.32	21.20	(39.80)	(30.90)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	27	66	83	87	222
Ratio of expenses before expense reductions (%)	2.39*	2.33	2.44	2.24	2.52	2.14[e]
Ratio of expenses after expense reductions (%)	2.24*	2.18	2.29	2.09	2.37	1.99[e]
Ratio of net investment income (loss) (%)	(1.21)*	(.93)	(1.30)	(.62)	(.95)	(.97)
Portfolio turnover rate (%)	40*	21	34	62	43	14[f]

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class B shares at the Fund level for the period ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.

[f] Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 17.98	$ 15.77	$ 13.10	$ 10.81	$ 17.96	$ 25.69
Income (loss) from investment operations: Net investment income (loss)	(.12)[b]	(.14)[b]	(.17)[b]	(.06)[b]	(.12)[b]	(.25)
Net realized and unrealized gain (loss) on investment transactions	.89	2.35	2.84	2.35	(7.03)	(7.48)
Total from investment operations	.77	2.21	2.67	2.29	(7.15)	(7.73)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 18.75	$ 17.98	$ 15.77	$ 13.10	$ 10.81	$ 17.96
Total Return (%)[c,d]	4.28**	14.01	20.38	21.18	(39.81)	(30.09)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	13	15	15	16	41
Ratio of expenses before expense reductions (%)	2.40*	2.33	2.44	2.24	2.52	2.14[e]
Ratio of expenses after expense reductions (%)	2.25*	2.18	2.29	2.09	2.37	1.99[e]
Ratio of net investment income (loss) (%)	(1.22)*	(.93)	(1.30)	(.62)	(.95)	(.97)
Portfolio turnover rate (%)	40*	21	34	62	43	14[f]

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total Return would have been lower had certain expenses not been reduced.

[e] The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The actual expense ratios incurred by Class C shares at the Fund level for the period ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.

[f] Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 19.66	$ 17.06	$ 14.03	$ 11.37	$ 18.69	$ 26.47
Income (loss) from investment operations: Net investment income (loss)	(.02)[b]	.01[b]	(.05)[b]	.04[b]	.00b*	.01
Net realized and unrealized gain (loss) on investment transactions	.96	2.59	3.08	2.62	(7.32)	(7.79)
Total from investment operations	.94	2.60	3.03	2.66	(7.32)	(7.78)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 20.60	$ 19.66	$ 17.06	$ 14.03	$ 11.37	$ 18.69
Total Return (%)[c]	4.78**	15.24	21.60	23.39	(39.17)	(29.39)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	2	2	2	2	12
Ratio of expenses before expense reductions (%)	1.42*	1.33	1.44	1.30	1.52	1.14[d]
Ratio of expenses after expense reductions (%)	1.27*	1.18	1.30	1.15	1.37	.99[d]
Ratio of net investment income (loss) (%)	(.24)*	.07	(.31)	.32	.05	.05
Portfolio turnover rate (%)	40*	21	34	62	43	14[e]

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were .25% after waivers and .30% before waivers. The annual expense ratios incurred by the Institutional Class at the Fund level for the period ended December 31, 2001 were .74% after waivers and .84% before waivers.

[e] Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. This ratio includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Communications Fund, Inc.(the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

At December 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $512,376,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, ($149,790,000), December 31, 2010 ($344,993,000), December 31, 2011 ($3,433,000), December 31, 2012 ($9,289,000) and December 31, 2013 ($4,871,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under sections 382-383 of the Internal Revenue Code.

In addition, from November 1, 2005 through December 31, 2005, the Fund incurred approximately $187,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2006.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $66,782,465 and $92,357,438, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $100,000,000 of the Fund's average daily net assets, 0.90% of the next $100,000,000 of such net assets, 0.85% of the next $100,000,000 of such net assets, 0.80% of the next $200,000,000 of such assets, 0.73% of the next $500,000,000 of such assets, 0.68% of the next $500,000,000 of such assets and 0.65% of such net assets in excess of $1,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended June 30, 2006, the fee pursuant to the Investment Advisory Agreement was equivalent to an annual effective rate of 0.90% of the Fund's average daily net assets. Alex. Brown Investment Management ("ABIM") serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor. In turn, DWS-SFAC and ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services for the six months ended June 30, 2006 aggregated $48,242, of which $9,961 is unpaid.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2006, ICCC, in its capacity as Advisor and Administrator, contractually agreed to waive its fees equal to 0.15% of the Fund's average daily net assets. Accordingly, for the six months ended June 30, 2006, the Administrator Service Fee aggregated $255,669, all of which was waived.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent and dividend-paying agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. Transfer agent charges to the Fund by DWS-SISC for the six months ended June 30, 2006 aggregated $275,034, of which $151,560 is unpaid.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the six months ended June 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2006
Class A	$ 380,240	$ 58,357
Class B	73,941	9,890
Class C	50,112	7,484
	$ 504,293	$ 75,731

In addition, DWS-SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended June 30, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at June 30, 2006	Annual Effective Rate
Class B	$ 24,177	$ 3,546.25%
Class C	16,238	2,521.24%
	$ 40,415	$ 6,067

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended June 30, 2006 aggregated $6,296.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended June 30, 2006, the CDSC for Class B and C shares aggregated $28,966 and $793, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares for the six months ended June 30, 2006, DWS-SDI received $405.

Typesetting and Filing Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2006, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $13,440, of which $6,360 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Director of the Board and the Chairmen of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended June 30, 2006, the Advisor agreed to reimburse the Fund $4,693, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2006, the Fund's custodian fees were reduced by $955 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,196,398	$ 24,323,205	2,326,560	$ 40,495,940
Class B	35,568	672,256	54,171	896,399
Class C	62,180	1,172,529	91,685	1,569,290
Institutional Class	112,171	2,328,460	3,850	65,819
		$ 28,496,450		$ 43,027,448
Shares redeemed
Class A	(2,083,600)	$ (42,285,272)	(3,943,831)	$ (68,474,846)
Class B	(747,274)	(14,049,429)	(2,743,774)	(44,575,942)
Class C	(127,439)	(2,396,437)	(292,426)	(4,722,296)
Institutional Class	(12,748)	(257,276)	(3,892)	(76,980)
		$ (58,988,414)		$ (117,850,064)
Redemption fees		$ 5,169		$ 5,625
Net increase (decrease)
Class A	(887,202)	$ (17,957,481)	(1,617,271)	$ (27,974,765)
Class B	(711,706)	(13,377,017)	(2,689,603)	(43,679,529)
Class C	(65,259)	(1,223,481)	(200,741)	(3,151,536)
Institutional Class	99,423	2,071,184	(42)	(11,161)
		$ (30,486,795)		$ (74,816,991)

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Communications Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees.

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	13,144,606.927	287,269.111
Dawn-Marie Driscoll	13,128,835.128	303,040.910
Keith R. Fox	13,145,523.925	286,352.113
Kenneth C. Froewiss	13,148,014.833	283,861.205
Martin J. Gruber	13,140,435.471	291,440.567
Richard J. Herring	13,147,491.301	284,384.737
Graham E. Jones	13,138,107.771	293,768.267
Rebecca W. Rimel	13,123,855.105	308,020.933
Philip Saunders, Jr.	13,139,444.563	292,431.475
William N. Searcy, Jr.	13,149,199.327	282,676.711
Jean Gleason Stromberg	13,127,978.937	303,897.101
Carl W. Vogt	13,139,660.767	292,215.271
Axel Schwarzer	13,143,048.321	288,827.717

The Meeting was reconvened on June 1, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

II-A. Approval of an Amended and Restated Investment Management Agreement with the Fund's Current Investment Advisor.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
8,673,682.761	456,092.888	344,645.930	2,398,149.000

II-B. Approval of an Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
8,678,986.402	436,046.492	359,388.685	2,398,149.000

II-C. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
8,575,261.085	536,207.723	362,952.771	2,398,149.000

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
8,784,845.353	431,973.484	258,611.742	2,397,140.000

III-C. Senior Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
8,803,647.158	413,002.717	258,780.704	2,397,140.000

III-E. Underwriting of Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
8,810,338.947	407,837.310	257,254.322	2,397,140.000

III-F. Real Estate Investments

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
8,805,541.379	412,634.878	257,254.322	2,397,140.000

III-G. Commodities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
8,806,387.656	411,265.564	257,777.359	2,397,140.000

III-H. Lending

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
8,806,184.391	410,952.103	258,294.085	2,397,140.000

III-J. Portfolio Diversification for Non-Diversified Funds

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
8,809,172.284	408,844.966	257,413.329	2,397,140.000

III-L. Acquiring More than 10% of the Voting Securities of Any One Issuer

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
8,778,367.668	439,526.232	257,536.679	2,397,140.000

IV. Approval of Reclassification of the Fund's Investment Objective as Non-Fundamental.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
8,354,266.353	641,761.214	478,394.012	2,398,149.000

VI. Approval of Amended and Restated Articles of Incorporation.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
8,780,485.561	307,374.638	386,561.380	2,398,149.000

The Meeting was further reconvened on June 9, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

VII. Adoption of a Rule 12b-1 Plans (Class B and Class C only):

Class B

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
479,835.706	19,430.681	30,455.071	189,646.000

Class C

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
303,914.998	10,688.712	19,683.082	81,591.000

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines

InvestorACCESS (800) 621-1048

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	TISHX	FTEBX	FTICX	FLICX
CUSIP Number	23339G 108	23339G 207	23339G 306	23339G 405
Fund Number	432	632	732	532

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

February 2006

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, Two International Place, 10th Floor, Boston, MA 02110.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Communications Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Communications Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 28, 2006